SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 19, 2003

INNKEEPERS USA TRUST

(Exact name of registrant as specified in its charter)

Maryland	0-24568	65-0503831
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

306 Royal Poinciana Way

Palm Beach, Florida 33480

(Address of Principal Executive Offices)

561-835-1800

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Required FD Disclosure

On December 18, 2003, Innkeepers USA Trust (the “Company”) announced the pricing of an underwritten public offering (the “Offering”) of 5,200,000 shares of the Company’s 8.0% Series C Cumulative Preferred Shares, $.01 par value per share (Liquidation Preference $25 per share), pursuant to the Company’s Prospectus Supplement dated December 17, 2003, supplementing the Company’s base Prospectus dated December 17, 2003 which was included as part of a Registration Statement on form S-3 (No. 333-110982) declared effective by the Securities and Exchange Commission (the “Commission”) on December 17, 2003. A copy of the press release with respect to the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibits	Description

1.1	Underwriting Agreement among the Company, Innkeepers USA Limited Partnership and A.G. Edwards & Sons, Inc., Wachovia Capital Markets, LLC, Legg Mason Wood Walker, Incorporated, RBC Dain Rauscher Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Credit Lyonnais Securities (USA) Inc., and Ferris, Baker Watts, Incorporated.

4.1	Form of Articles Supplementary to the Declaration of Trust of Innkeepers USA Trust (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form 8-A filed with the Commission on December 19, 2003).

5.1	Opinion of Venable LLP.

8.1	Opinion of Hunton & Williams LLP with respect to tax matters.

99.1	Press Release dated December 18, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNKEEPERS USA TRUST

Date: December 19, 2003	By:	/s/ Gregory M. Fay
Gregory M. Fay Chief Accounting Officer

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INNKEEPERS USA TRUST

EXHIBIT INDEX

Exhibits	Description

1.1	Underwriting Agreement among the Company, Innkeepers USA Limited Partnership and A.G. Edwards & Sons, Inc., Wachovia Capital Markets, LLC, Legg Mason Wood Walker, Incorporated, RBC Dain Rauscher Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Credit Lyonnais Securities (USA) Inc., and Ferris, Baker Watts, Incorporated.

4.1	Form of Articles Supplementary to the Declaration of Trust of Innkeepers USA Trust (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form 8-A filed with the Commission on December 19, 2003).

5.1	Opinion of Venable LLP.

8.1	Opinion of Hunton & Williams LLP with respect to tax matters.

99.1	Press Release dated December 18, 2003.

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